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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934



                          March 1, 2003
        Date of Report (Date of earliest event reported)


                    INTAC International, Inc.
      (Exact name of registrant as specified in its charter)



           Nevada              000-32621        98-0336945
(State or other jurisdiction  (Commission      (IRS Employer
     of incorporation)        File Number)  Identification No.)



     Unit 3-5, 17/F., Clifford Centre
        778-784 Cheung Sha Wan Road
            Kowloon, Hong Kong                   N/A
 (Address of principal executive offices)     (Zip Code)



                         (852) 2385.8789
       Registrant's telephone number, including area code



                               N/A
  (Former name or former address, if changed since last report)


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



Item 4.   Change in Registrant's Certifying Accountant.

(a)  Previous independent accountants:

     (1)  On March 1, 2003, King Griffin & Adamson P.C.
          resigned to allow its successor entity, KBA Group
          LLP, to be engaged as the Registrant's independent accountants.

     (2) King Griffin & Adamson P.C. has not issued reports on the financial statements of the Registrant for any prior fiscal periods.

     (3) The Registrant's Audit Committee approved the decision to engage KBA Group LLP.

     (4) King Griffin & Adamson P.C. was engaged by the Registrant on May 15, 2002, and has not audited financial statements of the Registrant for any prior fiscal periods. In connection with King Griffin & Adamson P.C.'s reviews of the Registrant's interim financial statements through February 28, 2003, there were no disagreements with King Griffin & Adamson P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of King Griffin & Adamson P.C., would have caused King Griffin & Adamson P.C. to make a reference thereto for such interim periods in connection with its reports.

     (5)  The Registrant has requested that King Griffin
          & Adamson P.C. furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 6, 2003, is filed as Exhibit 16.1 to this Form 8-K.

(b)   New independent accountants:

     (1) The Registrant's Audit Committee approved the engagement of KBA Group LLP and the Registrant engaged KBA Group LLP as its new independent accountants as of March 1, 2003. As KBA Group LLP is a successor entity to King Griffin & Adamson P.C., the section addressing consultation of the newly engaged independent accountants is not applicable.

     (2) The Registrant has allowed KBA Group LLP to review this Form 8-K before it is filed with the Commission. King Griffin & Adamson P.C. has not furnished the Registrant with a clarification or disagreement with the information set forth herein.



Item 7.    Financial Statements and Exhibits.

(c)     Exhibits.

          16.1     Letter dated March 6, 2003, from King Griffin
                   & Adamson P.C. to the Securities and Exchange
                   Commission (filed herewith)






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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   March 6, 2003  INTAC INTERNATIONAL, INC.



                           By:   /s/ J. David Darnell
                              ------------------------------
                                   J. David Darnell,
                                Senior Vice President and
                                 Chief Financial Officer



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                        INDEX TO EXHIBITS


    EXHIBIT
    NUMBER   DESCRIPTION
   --------  -----------------------------------------------

    16.1     Letter dated March 6, 2003, from King Griffin
             & Adamson P.C. to the Securities and Exchange
             Commission (filed herewith)